SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     X

Filed by a Party other than the Registrant  o

Check the appropriate box:

X     Preliminary Information Statement
o Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
o     Definitive Information Statement



                                 AB Funds Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

X     No fee required.
o     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:


o     Fee paid previously with preliminary materials.

o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                                 AB FUNDS TRUST

      Flexible Income Fund                     Growth Equity Fund
      Growth & Income Fund                     Small Cap Equity Fund
      Capital Opportunities Fund               International Equity Fund
      Global Equity Fund                       Money Market Fund
      Low-Duration Bond Fund                   Flexible Income Fund I
      Medium-Duration Bond Fund                Growth & Income Fund I
      Extended-Duration Bond Fund              Capital Opportunities Fund I
      Equity Index Fund                        Global Equity Fund I
      Value Equity Fund

                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498

                              ---------------------

                              INFORMATION STATEMENT

                              ---------------------

                                  JULY 19, 2004


Dear Shareholder:

      The enclosed Information Statement discusses action that will be taken with respect to the above-listed series ("Funds") of AB Funds Trust ("Trust"). The Annuity Board of the Southern Baptist Convention, a majority shareholder of each of the Funds, has approved by written consent certain changes to the Trust's Trust Instrument. The revisions are necessary in order to expand the group of organizations and persons who are eligible to purchase shares of the Funds in accordance with the Annuity Board's ministry assignments.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The enclosed documents are solely for your information.

      If you have any questions, please call 1-800-262-0511 and we will be glad to assist you. Thank you for your response and your continued support of AB Funds Trust.



                                          Very truly yours,



                                          John Jones
                                          President

                                 AB FUNDS TRUST

      Flexible Income Fund                     Equity Index Fund
      Growth & Income Fund                     Value Equity Fund
      Capital Opportunities Fund               Growth Equity Fund
      Global Equity Fund                       Small Cap Equity Fund
      Low-Duration Bond Fund                   International Equity Fund
      \Medium-Duration Bond Fund               Money Market Fund
      Extended-Duration Bond Fund


                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498

                              ---------------------

                              INFORMATION STATEMENT

                              ---------------------

                                  JULY 19, 2004


      This document is an Information Statement for shareholders of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each a series of AB Funds Trust (the "Trust"). SBC Financial Services, Inc. ("SBC Financial") serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201. The principal underwriter of the Funds is PFPC Distributors, Inc., whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Inc. serves as the administration and accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The purpose of this Information Statement is to provide you with information regarding certain changes to the Trust's Trust Instrument. As disclosed in the Funds' prospectus, the Annuity Board at all times directly or indirectly controls the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that the Annuity Board controls the vote on any matter that requires shareholder approval.

      This Information Statement will be mailed on or about July 19, 2004 to the Funds' shareholders of record as of June 15, 2004. The Funds will bear the expenses incurred in connection with preparing this Information Statement. YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, FREE OF CHARGE, BY CALLING 1-800-262-0511 OR WRITING TO AB FUNDS TRUST AT 2401 CEDAR SPRINGS ROAD, DALLAS, TEXAS 75201-1498.

      Each whole share of a Fund is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportional fractional vote. As of June 15, 2004 there were issued and outstanding the following numbers of shares of each Fund:

----------------------------------------------------------------------
NAME OF FUND                                      SHARES OUTSTANDING
------------                                      ------------------
----------------------------------------------------------------------
Flexible Income Fund (Retirement Class)                19,832,989.499
----------------------------------------------------------------------
Growth & Income Fund (Retirement Class)                84,342,408.818
----------------------------------------------------------------------
Capital Opportunities Fund (Retirement Class)          66,505,441.709
----------------------------------------------------------------------
Global Equity Fund (Retirement Class)                  59,480,577.555
----------------------------------------------------------------------
Money Market Fund (Retirement Class)                  816,785,605.330
----------------------------------------------------------------------
Low-Duration Bond Fund (Retirement Class)              56,022,288.253
----------------------------------------------------------------------
Medium-Duration Bond Fund (Retirement Class)           54,978,825.422
----------------------------------------------------------------------
Extended-Duration Bond Fund (Retirement Class)         26,152,034.593
----------------------------------------------------------------------
Equity Index Fund (Retirement Class)                   25,305,112.233
----------------------------------------------------------------------
Value Equity Fund (Retirement Class)                   75,851,952.606
----------------------------------------------------------------------
Growth Equity Fund (Retirement Class)                  88,779,950.959
----------------------------------------------------------------------
Small Cap Equity Fund (Retirement Class)               24,945,366.663
----------------------------------------------------------------------
International Equity Fund (Retirement Class)           70,817,719.765
----------------------------------------------------------------------
Flexible Income Fund (Retail Class)                     2,330,165.763
----------------------------------------------------------------------
Growth & Income Fund (Retail Class)                     2,821,872.165
----------------------------------------------------------------------
Capital Opportunities Fund (Retail Class)               1,568,444.924
----------------------------------------------------------------------
Global Equity Fund (Retail Class)                       1,851,448.565
----------------------------------------------------------------------
Money Market Fund (Retail Class)                        9,943,165.910
----------------------------------------------------------------------
Low-Duration Bond Fund (Retail Class)                   2,363,062.458
----------------------------------------------------------------------
Medium-Duration Bond Fund (Retail Class)                2,495,605.313
----------------------------------------------------------------------
Extended-Duration Bond Fund (Retail Class)              3,067,079.609
----------------------------------------------------------------------
Equity Index Fund (Retail Class)                        1,958,367.903
----------------------------------------------------------------------
Value Equity Fund (Retail Class)                        2,140,914.528
----------------------------------------------------------------------
Growth Equity Fund (Retail Class)                       2,058,094.276
----------------------------------------------------------------------
Small Cap Equity Fund (Retail Class)                    2,087,795.109
----------------------------------------------------------------------
International Equity Fund (Retail Class)                1,960,678.881
----------------------------------------------------------------------
Money Market Fund (Institutional Class)                61,675,002.380
----------------------------------------------------------------------
Low-Duration Bond Fund (Institutional Class)            5,942,106.269
----------------------------------------------------------------------
Medium-Duration Bond Fund (Institutional Class)         5,160,762.483
----------------------------------------------------------------------
Extended-Duration Bond Fund (Institutional Class)       3,290,104.330
----------------------------------------------------------------------
Equity Index Fund (Institutional Class)                 3,567,126.712
----------------------------------------------------------------------
Value Equity Fund (Institutional Class)                 7,144,127.258
----------------------------------------------------------------------
Growth Equity Fund (Institutional Class)                8,783,530.956
----------------------------------------------------------------------
Small Cap Equity Fund (Institutional Class)             2,183,230.278
----------------------------------------------------------------------
International Equity Fund (Institutional Class)         4,547,418.615
----------------------------------------------------------------------
Flexible Income Fund I                                  2,840,832.149
----------------------------------------------------------------------
Growth & Income Fund I                                  9,958,121.575
----------------------------------------------------------------------
Capital Opportunities Fund I                            5,408,257.129
----------------------------------------------------------------------
Global Equity Fund I                                    2,365,548.670
----------------------------------------------------------------------

      A list of shareholders who owned beneficially or of record more than 5% of the shares of a class of a Fund as of June 15, 2004 is included in Appendix A. To the knowledge of SBC Financial, the executive officers, nominee and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of any Fund as of June 15, 2004.


               AMENDMENT TO THE TRUST INSTRUMENT OF AB FUNDS TRUST

      At the November 5, 2003 meeting of the Board of Trustees of the Trust (the "Board"), including each of the Trustees who are not "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), approved revisions to the Trust's Trust Instrument relating to shareholder eligibility to purchase Fund shares, in accordance with revisions to the Annuity Board's ministry assignments. The revisions to these shareholder eligibility provisions are necessary in order to expand the group of organizations and persons who are eligible to purchase shares of the Funds. The changes to the Trust Instrument will provide the Annuity Board with greater flexibility to serve other evangelical ministry organizations. The Annuity Board approved the changes to the Trust Instrument by written consent as the majority shareholder of each Fund on November 4, 2003.

      Article I, Section (k) of the Trust Instrument, which sets forth the definitions of the terms used in the Trust Instrument, was amended as follows:

      PREVIOUS LANGUAGE: (k) "Shareholder" means a record owner of Outstanding Shares. Shares may be only issued to: (a) the Annuity Board for its own account or for plans and trusts administered by the Annuity Board as to which the Annuity Board has authority to vote all Shares; (b) registered investment companies or series thereof established by the Annuity Board; (c) accounts administered by the Annuity Board for assets of churches, associations, conventions, agencies, institutions, and other entities that are Southern Baptist denominational organizations; and (d) Participants or their spouses.

      REVISED LANGUAGE: (k) "Shareholder" means a record owner of Outstanding Shares. Shares may be only issued to organizations and persons that are eligible to utilize products and services provided or made available through Annuity Board.



                                              By Order of the Board of Trustees,


July 19, 2004                                 /s/Rodney R. Miller
                                              Rodney R. Miller
                                              Vice President and Secretary

                                   APPENDIX A

      SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF A FUND

                                                           NUMBER AND PERCENTAGE
                                                           OF SHARES OWNED AS OF
                                                                   JUNE 15, 2004

                                                             *(PERCENTAGE OF
                                                            SHARES OWNED ROUNDED
                                 SHAREHOLDER NAME           TO THE NEAREST WHOLE
NAME OF FUND (CLASS)               AND ADDRESS                  PERCENTAGE)
--------------------------------------------------------------------------------
Flexible Income Fund     ABSBC CHAP                       8,855,244.754       45
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190
--------------------------------------------------------------------------------
Flexible Income Fund     ABSBC CAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         7,545,199.955       38
--------------------------------------------------------------------------------
Flexible Income Fund     ABSBC Endowment Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         1,206,505.158        6
--------------------------------------------------------------------------------
Growth & Income Fund     ABSBC CHAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         43,066,774.591      51
--------------------------------------------------------------------------------
Growth & Income Fund     ABSBC CAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         29,951,158.988      36
--------------------------------------------------------------------------------
Growth & Income Fund     ABSBC Protection Benefit Plan
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         3,832,962.911        5
--------------------------------------------------------------------------------
Capital Opportunities    ABSBC CHAP
Fund                     PO BOX 2190
(Retirement Class)       Dallas, Texas 75221-2190         39,255,596.304      59
--------------------------------------------------------------------------------
Capital Opportunities    ABSBC CAP
Fund                     PO BOX 2190
(Retirement Class)       Dallas, Texas 75221-2190         21,910,177.548      33
--------------------------------------------------------------------------------
Global Equity Fund       ABSBC CHAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         32,444,323.178      55
--------------------------------------------------------------------------------
Global Equity Fund       ABSBC CAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         18,671,841.537      31
--------------------------------------------------------------------------------
Money Market Fund        ABSBC CHAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         239,545,623.140     29
--------------------------------------------------------------------------------
Money Market Fund        ABSBC CAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         164,749,551.450     20
--------------------------------------------------------------------------------
Money Market Fund        ABSBC Growth Equity Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         74,056,188.620       9
--------------------------------------------------------------------------------
Money Market Fund        ABSBC Medium-Duration Bond Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         70,724,889.900       9
--------------------------------------------------------------------------------

                                                           NUMBER AND PERCENTAGE
                                                           OF SHARES OWNED AS OF
                                                                   JUNE 15, 2004

                                                             *(PERCENTAGE OF
                                                            SHARES OWNED ROUNDED
                                 SHAREHOLDER NAME           TO THE NEAREST WHOLE
NAME OF FUND (CLASS)               AND ADDRESS                  PERCENTAGE)
--------------------------------------------------------------------------------
Money Market Fund        ABSBC Value Equity Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         44,112,163.270       5
--------------------------------------------------------------------------------
Low-Duration Bond Fund   ABSBC Flexible Income Blended
(Retirement Class)       Fund
                         PO BOX 2190
                         Dallas, Texas 75221-2190         15,880,057.206      28
--------------------------------------------------------------------------------
Low-Duration Bond Fund   ABSBC Growth & Income Blended
(Retirement Class)       Fund
                         PO BOX 2190
                         Dallas, Texas 75221-2190         13,075,059.944      23
--------------------------------------------------------------------------------
Low-Duration Bond Fund   ABSBC Fixed Benefit Plan
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         9,500,761.451       17
--------------------------------------------------------------------------------
Low-Duration Bond Fund   ABSBC Insurance Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         6,012,705.886       11
--------------------------------------------------------------------------------
Low-Duration Bond Fund   ABSBC Capital Opportunities
(Retirement Class)       Blended Fund
                         PO BOX 2190
                         Dallas, Texas 75221-2190         5,272,721.967        9
--------------------------------------------------------------------------------
Medium-Duration Bond     ABSBC Growth & Income Blended
Fund                     Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         19,691,202.766      36
--------------------------------------------------------------------------------
Medium-Duration Bond     ABSBC Fixed Benefit Plan
Fund                     PO BOX 2190
(Retirement Class)       Dallas, Texas 75221-2190         14,999,391.301      27
--------------------------------------------------------------------------------
Medium-Duration Bond     ABSBC Capital Opportunities
Fund                     Blended Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         7,654,465.887       14
--------------------------------------------------------------------------------
Medium-Duration Bond     ABSBC CHAP
Fund                     PO BOX 2190
(Retirement Class)       Dallas, Texas 75221-2190         3,848,200.856        7
--------------------------------------------------------------------------------
Medium-Duration Bond     ABSBC Capital Preservation Fund
Fund                     PO BOX 2190
(Retirement Class)       Dallas, Texas 75221-2190         2,759,759.154        5
--------------------------------------------------------------------------------
Medium-Duration Bond     ABSBC CAP
Fund                     PO BOX 2190
(Retirement Class)       Dallas, Texas 75221-2190         2,678,745.878        5
--------------------------------------------------------------------------------
Extended-Duration Bond   ABSBC Fixed Benefit Plan
Fund                     PO BOX 2190
(Retirement Class)       Dallas, Texas 75221-2190         8,280,248.258       32
--------------------------------------------------------------------------------
Extended-Duration Bond   ABSBC Growth & Income Blended
Fund                     Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         8,228,104.315       31
--------------------------------------------------------------------------------
Extended-Duration Bond   ABSBC CHAP
Fund                     PO BOX 2190
(Retirement Class)       Dallas, Texas 75221-2190         3,724,257.868       14
--------------------------------------------------------------------------------
Extended-Duration Bond   ABSBC Capital Opportunities
Fund                     Blended Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         3,304,736.089       13
--------------------------------------------------------------------------------

                                                           NUMBER AND PERCENTAGE
                                                           OF SHARES OWNED AS OF
                                                                   JUNE 15, 2004

                                                             *(PERCENTAGE OF
                                                            SHARES OWNED ROUNDED
                                 SHAREHOLDER NAME           TO THE NEAREST WHOLE
NAME OF FUND (CLASS)               AND ADDRESS                  PERCENTAGE)
--------------------------------------------------------------------------------
Extended-Duration Bond   ABSBC CAP
Fund                     PO BOX 2190
(Retirement Class)       Dallas, Texas 75221-2190         2,177,325.954        8
--------------------------------------------------------------------------------
Equity Index Fund        ABSBC CHAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         9,068,446.251       36
--------------------------------------------------------------------------------
Equity Index Fund        ABSBC CAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         6,124,157.445       24
--------------------------------------------------------------------------------
Equity Index Fund        ABSBC Global Equity Blended Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         2,570,461.149       10
--------------------------------------------------------------------------------
Equity Index Fund        ABSBC Fixed Benefit Plan
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         2,382,441.312        9
--------------------------------------------------------------------------------
Equity Index Fund        ABSBC Capital Opportunities
(Retirement Class)       Blended Fund
                         PO BOX 2190
                         Dallas, Texas 75221-2190         2,205,280.750        9
--------------------------------------------------------------------------------
Equity Index Fund        ABSBC Growth & Income Blended
(Retirement Class)       Fund
                         PO BOX 2190
                         Dallas, Texas 75221-2190         1,712,531.624        7
--------------------------------------------------------------------------------
Value Equity Fund        ABSBC Fixed Benefit Plan
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         18,462,137.738      24
--------------------------------------------------------------------------------
Value Equity Fund        ABSBC Global Equity Blended Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         16,979,363.000      22
--------------------------------------------------------------------------------
Value Equity Fund        ABSBC Capital Opportunities
(Retirement Class)       Blended Fund
                         PO BOX 2190
                         Dallas, Texas 75221-2190         14,200,828.915      19
--------------------------------------------------------------------------------
Value Equity Fund        ABSBC Growth & Income Blended
(Retirement Class)       Fund
                         PO BOX 2190
                         Dallas, Texas 75221-2190         11,912,325.579      16
--------------------------------------------------------------------------------
Value Equity Fund        ABSBC CHAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         7,491,858.306       10
--------------------------------------------------------------------------------
Value Equity Fund        ABSBC CAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         4,739,035.715        6
--------------------------------------------------------------------------------
Growth Equity Fund       ABSBC Fixed Benefit Plan
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         18,719,490.373      21
--------------------------------------------------------------------------------
Growth Equity Fund       ABSBC Global Equity Blended Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         17,670,743.485      20
--------------------------------------------------------------------------------
Growth Equity Fund       ABSBC Capital Opportunities
(Retirement Class)       Blended Fund
                         PO BOX 2190
                         Dallas, Texas 75221-2190         14,735,265.891      17
--------------------------------------------------------------------------------

                                                           NUMBER AND PERCENTAGE
                                                           OF SHARES OWNED AS OF
                                                                   JUNE 15, 2004

                                                             *(PERCENTAGE OF
                                                            SHARES OWNED ROUNDED
                                 SHAREHOLDER NAME           TO THE NEAREST WHOLE
NAME OF FUND (CLASS)               AND ADDRESS                  PERCENTAGE)
--------------------------------------------------------------------------------
Growth Equity Fund       ABSBC CHAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         14,273,574.916      16
--------------------------------------------------------------------------------
Growth Equity Fund       ABSBC Growth & Income Blended
(Retirement Class)       Fund
                         PO BOX 2190
                         Dallas, Texas 75221-2190         12,223,818.882      14
--------------------------------------------------------------------------------
Growth Equity Fund       ABSBC CAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         8,503,742.259       10
--------------------------------------------------------------------------------
Small Cap Equity Fund    ABSBC CHAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         9,448,622.212       38
--------------------------------------------------------------------------------
Small Cap Equity Fund    ABSBC CAP
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         5,482,873.888       22
--------------------------------------------------------------------------------
Small Cap Equity Fund    ABSBC Global Equity Blended Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         3,028,695.960       12
--------------------------------------------------------------------------------
Small Cap Equity Fund    ABSBC Capital Opportunities
(Retirement Class)       Blended Fund
                         PO BOX 2190
                         Dallas, Texas 75221-2190         2,405,460.813       10
--------------------------------------------------------------------------------
Small Cap Equity Fund    ABSBC Growth & Income Blended
(Retirement Class)       Fund
                         PO BOX 2190
                         Dallas, Texas 75221-2190         1,970,016.680        8
--------------------------------------------------------------------------------
Small Cap Equity Fund    ABSBC Fixed Benefit Plan
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         1,807,109.670        7
--------------------------------------------------------------------------------
International Equity     ABSBC Global Equity Blended Fund
Fund                     PO BOX 2190
(Retirement Class)       Dallas, Texas 75221-2190         16,447,651.216      23
--------------------------------------------------------------------------------
International Equity     ABSBC Fixed Benefit Plan
Fund                     PO BOX 2190
(Retirement Class)       Dallas, Texas 75221-2190         16,432,296.035      23
--------------------------------------------------------------------------------
International Equity     ABSBC Capital Opportunities
Fund                     Blended Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         14,005,315.816      20
--------------------------------------------------------------------------------
International Equity     ABSBC Growth & Income Blended
Fund                     Fund
(Retirement Class)       PO BOX 2190
                         Dallas, Texas 75221-2190         12,355,221.123      17
--------------------------------------------------------------------------------
International Equity     ABSBC CHAP
Fund                     PO BOX 2190
(Retirement Class)       Dallas, Texas 75221-2190         5,816,335.613        8
--------------------------------------------------------------------------------
International Equity     ABSBC CAP
Fund                     PO BOX 2190
(Retirement Class)       Dallas, Texas 75221-2190         3,936,797.172        6
--------------------------------------------------------------------------------
Flexible Income Fund     ABSBC Endowment Fund
(Retail Class)           PO BOX 2190
                         Dallas, Texas 75221-2190         1,718,149.804       74
--------------------------------------------------------------------------------

                                                           NUMBER AND PERCENTAGE
                                                           OF SHARES OWNED AS OF
                                                                   JUNE 15, 2004

                                                             *(PERCENTAGE OF
                                                            SHARES OWNED ROUNDED
                                 SHAREHOLDER NAME           TO THE NEAREST WHOLE
NAME OF FUND (CLASS)               AND ADDRESS                  PERCENTAGE)
--------------------------------------------------------------------------------
Growth & Income Fund     ABSBC Protection Benefit Plan
(Retail Class)           PO BOX 2190
                         Dallas, Texas 75221-2190         1,796,949.973       64
--------------------------------------------------------------------------------
Capital Opportunities    ABSBC Protection Benefit Plan
Fund                     PO BOX 2190
(Retail Class)           Dallas, Texas 75221-2190         1,130,719.900       72
--------------------------------------------------------------------------------
Global Equity Fund       ABSBC Operating Fund
(Retail Class)           PO BOX 2190
                         Dallas, Texas 75221-2190         1,606,497.657       87
--------------------------------------------------------------------------------
Money Market Fund        ABSBC Operating Fund
(Retail Class)           PO BOX 2190
                         Dallas, Texas 75221-2190         4,455,208.480       45
--------------------------------------------------------------------------------
Money Market Fund        Edward D. Hodo and Sadie A. Hodo
(Retail Class)           Tenants in Common
                         7706 Fondren Road
                         Houston, Texas 77074             1,864,703.570       19
--------------------------------------------------------------------------------
Money Market Fund        SBC TRUST SERVICES, INC.
(Retail Class)           FBO Eva N. Wilcox IRA
                         707 Lake Meadows Drive
                         Rockwall, Texas 75087-3675        669,685.480         7
--------------------------------------------------------------------------------
Low-Duration Bond Fund   ABSBC Fixed Benefit Plan
(Retail Class)           PO BOX 2190
                         Dallas, Texas 75221-2190         1,697,633.437       72
--------------------------------------------------------------------------------
Low-Duration Bond Fund   STATE STREET BANK & TRUST CO
(Retail Class)           TTEE Baylor Southern Baptist
                         Protection Program Convention
                         Annuity Plan
                         Battery March Park III
                         3 Pinehill Drive
                         ATTN Bob Height
                         Quincy, Massachusetts 02169       324,610.540        14
--------------------------------------------------------------------------------
Low-Duration Bond Fund STATE STREET BANK & TRUST CO (Retail Class) TTEE FBO Baylor Health Care
                         Systems
                         ATTN Bob Height
                         Battery March Park III
                         3 Pinehill Drive
                         Quincy, Massachusetts 02169       186,967.342         8
--------------------------------------------------------------------------------
Medium-Duration Bond     ABSBC Fixed Benefit Plan
Fund                     PO BOX 2190
(Retail Class)           Dallas, Texas 75221-2190         1,862,047.990       75
--------------------------------------------------------------------------------
Medium-Duration Bond     STATE STREET BANK & TRUST CO
Fund                     TTEE FBO Baylor Health Care
(Retail Class)           Systems
                         ATTN Bob Height
                         Battery March Park III
                         3 Pinehill Drive
                         Quincy, Massachusetts 02169       228,132.683         9
--------------------------------------------------------------------------------
Extended-Duration Bond   ABSBC Fixed Benefit Plan
Fund                     PO BOX 2190
(Retail Class)           Dallas, Texas 75221-2190         2,004,312.993       65
--------------------------------------------------------------------------------

                                                           NUMBER AND PERCENTAGE
                                                           OF SHARES OWNED AS OF
                                                                   JUNE 15, 2004

                                                             *(PERCENTAGE OF
                                                            SHARES OWNED ROUNDED
                                 SHAREHOLDER NAME           TO THE NEAREST WHOLE
NAME OF FUND (CLASS)               AND ADDRESS                  PERCENTAGE)
--------------------------------------------------------------------------------
Extended-Duration Bond   STATE STREET BANK & TRUST CO
Fund                     TTEE Baylor Southern Baptist
(Retail Class)           Protection Program Convention
                         Annuity Plan
                         Battery March Park III
                         3 Pinehill Drive
                         ATTN Bob Height
                         Quincy, Massachusetts 02169       675,108.453        22
--------------------------------------------------------------------------------
Extended-Duration Bond   STATE STREET BANK & TRUST CO
Fund                     TTEE FBO Baylor Health Care
(Retail Class)           Systems
                         ATTN Bob Height
                         Battery March Park III
                         3 Pinehill Drive
                         Quincy, Massachusetts 02169       284,471.302         9
--------------------------------------------------------------------------------
Equity Index Fund        ABSBC Fixed Benefit Plan
(Retail Class)           PO BOX 2190
                         Dallas, Texas 75221-2190         1,655,679.712       85
--------------------------------------------------------------------------------
Value Equity Fund        ABSBC Fixed Benefit Plan
(Retail Class)           PO BOX 2190
                         Dallas, Texas 75221-2190         1,662,315.523       78
--------------------------------------------------------------------------------
Value Equity Fund        STATE STREET BANK & TRUST CO
(Retail Class)           TTEE FBO Baylor Health Care
                         Systems
                         ATTN Bob Height
                         Battery March Park III
                         3 Pinehill Drive
                         Quincy, Massachusetts 02169       130,685.403         6
--------------------------------------------------------------------------------
Growth Equity Fund       ABSBC Fixed Benefit Plan
(Retail Class)           PO BOX 2190
                         Dallas, Texas 75221-2190         1,559,251.559       76
--------------------------------------------------------------------------------
Growth Equity Fund       STATE STREET BANK & TRUST CO
(Retail Class)           TTEE FBO Baylor Health Care
                         Systems
                         ATTN Bob Height
                         Battery March Park III
                         3 Pinehill Drive
                         Quincy, Massachusetts 02169       188,621.032         9
--------------------------------------------------------------------------------
Small Cap Equity Fund    ABSBC Fixed Benefit Plan
(Retail Class)           PO BOX 2190
                         Dallas, Texas 75221-2190         1,535,312.180       74
--------------------------------------------------------------------------------
Small Cap Equity Fund    STATE STREET BANK & TRUST CO
(Retail Class)           TTEE FBO Baylor Health Care
                         Systems
                         ATTN Bob Height
                         Battery March Park III
                         3 Pinehill Drive
                         Quincy, Massachusetts 02169       144,860.842         7
--------------------------------------------------------------------------------

                                                           NUMBER AND PERCENTAGE
                                                           OF SHARES OWNED AS OF
                                                                   JUNE 15, 2004

                                                             *(PERCENTAGE OF
                                                            SHARES OWNED ROUNDED
                                 SHAREHOLDER NAME           TO THE NEAREST WHOLE
NAME OF FUND (CLASS)               AND ADDRESS                  PERCENTAGE)
--------------------------------------------------------------------------------
Small Cap Equity Fund    STATE STREET BANK & TRUST CO
(Retail Class)           TTEE Baylor Southern Baptist
                         Protection Program Convention
                         Annuity Plan
                         Battery March Park III
                         3 Pinehill Drive
                         Quincy, Massachusetts 02169       110,209.184         5
--------------------------------------------------------------------------------
International Equity     ABSBC Fixed Benefit Plan
Fund                     PO BOX 2190
(Retail Class)           Dallas, Texas 75221-2190         1,668,595.606       85
--------------------------------------------------------------------------------
International Equity     STATE STREET BANK & TRUST CO
Fund                     TTEE FBO Baylor Health Care
(Retail Class)           Systems
                         ATTN Bob Height
                         Battery March Park III
                         3 Pinehill Drive
                         Quincy, Massachusetts 02169       117,006.092         6
--------------------------------------------------------------------------------
Flexible Income Fund I   ABSBC CAP
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         2,809,708.446       99
--------------------------------------------------------------------------------
Growth & Income Fund I   ABSBC CAP
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         6,936,396.913       70
--------------------------------------------------------------------------------
Growth & Income Fund I   ABSBC Employers Asset Plan
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         2,929,288.523       29
--------------------------------------------------------------------------------
Capital Opportunities    ABSBC CAP
Fund I                   PO BOX 2190
(Institutional Class)    Dallas, Texas 75221-2190         5,300,835.415       98
--------------------------------------------------------------------------------
Global Equity Fund I     ABSBC CAP
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         2,318,371.666       98
--------------------------------------------------------------------------------
Money Market Fund        ABSBC CAP
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         49,895,539.880      81
--------------------------------------------------------------------------------
Money Market Fund        ABSBC Operating Fund
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         5,457,764.980        9
--------------------------------------------------------------------------------
Low-Duration Bond Fund   ABSBC Flexible Income Fund I
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         2,271,069.168       38
--------------------------------------------------------------------------------
Low-Duration Bond Fund   ABSBC Growth & Income Fund I
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         1,637,986.363       28
--------------------------------------------------------------------------------
Low-Duration Bond Fund   ABSBC Fixed Benefit Plan
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          688,869.068        12
--------------------------------------------------------------------------------
Low-Duration Bond Fund   ABSBC CAP
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          578,004.932        10
--------------------------------------------------------------------------------

                                                           NUMBER AND PERCENTAGE
                                                           OF SHARES OWNED AS OF
                                                                   JUNE 15, 2004

                                                             *(PERCENTAGE OF
                                                            SHARES OWNED ROUNDED
                                 SHAREHOLDER NAME           TO THE NEAREST WHOLE
NAME OF FUND (CLASS)               AND ADDRESS                  PERCENTAGE)
--------------------------------------------------------------------------------
Low-Duration Bond Fund   ABSBC Capital Opportunities
(Institutional Class)    Fund I
                         PO BOX 2190
                         Dallas, Texas 75221-2190          470,606.768         8
--------------------------------------------------------------------------------
Low-Duration Bond Fund   ABSBC Employer Asset Plan
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          289,492.743         5
--------------------------------------------------------------------------------
Medium-Duration Bond     ABSBC Growth & Income Fund I
Fund                     PO BOX 2190
(Institutional Class)    Dallas, Texas 75221-2190         2,657,855.072       52
--------------------------------------------------------------------------------
Medium-Duration Bond     ABSBC CAP
Fund                     PO BOX 2190
(Institutional Class)    Dallas, Texas 75221-2190          828,242.856        16
--------------------------------------------------------------------------------
Medium-Duration Bond     ABSBC Fixed Benefit Plan
Fund                     PO BOX 2190
(Institutional Class)    Dallas, Texas 75221-2190          757,995.594        15
--------------------------------------------------------------------------------
Medium-Duration Bond     ABSBC Capital Opportunities
Fund                     Fund I
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          736,080.463        14
--------------------------------------------------------------------------------
Extended-Duration Bond   ABSBC Growth & Income Fund I
Fund                     PO BOX 2190
(Institutional Class)    Dallas, Texas 75221-2190         1,219,099.154       37
--------------------------------------------------------------------------------
Extended-Duration Bond   ABSBC Fixed Benefit Plan
Fund                     PO BOX 2190
(Institutional Class)    Dallas, Texas 75221-2190          810,838.014        25
--------------------------------------------------------------------------------
Extended-Duration Bond   ABSBC CAP
Fund                     PO BOX 2190
(Institutional Class)    Dallas, Texas 75221-2190          797,571.576        24
--------------------------------------------------------------------------------
Extended-Duration Bond   ABSBC Capital Opportunities
Fund                     Fund I
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          348,822.659        11
--------------------------------------------------------------------------------
Equity Index Fund        ABSBC CAP
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         2,188,275.283       61
--------------------------------------------------------------------------------
Equity Index Fund        ABSBC Fixed Benefit Plan
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          668,459.426        19
--------------------------------------------------------------------------------
Equity Index Fund        ABSBC Growth & Income Fund I
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          259,985.083         7
--------------------------------------------------------------------------------
Equity Index Fund        ABSBC Capital Opportunities
(Institutional Class)    Fund I
                         PO BOX 2190
                         Dallas, Texas 75221-2190          239,043.521         7
--------------------------------------------------------------------------------
Value Equity Fund        ABSBC Growth & Income Fund I
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         1,674,713.586       23
--------------------------------------------------------------------------------
Value Equity Fund        ABSBC CAP
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         1,443,595.903       20
--------------------------------------------------------------------------------

                                                           NUMBER AND PERCENTAGE
                                                           OF SHARES OWNED AS OF
                                                                   JUNE 15, 2004

                                                             *(PERCENTAGE OF
                                                            SHARES OWNED ROUNDED
                                 SHAREHOLDER NAME           TO THE NEAREST WHOLE
NAME OF FUND (CLASS)               AND ADDRESS                  PERCENTAGE)
--------------------------------------------------------------------------------
Value Equity Fund        ABSBC Capital Opportunities
(Institutional Class)    Fund I
                         PO BOX 2190
                         Dallas, Texas 75221-2190         1,422,475.554       20
--------------------------------------------------------------------------------
Value Equity Fund        ABSBC Global Equity Fund I
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          860,252.652        12
--------------------------------------------------------------------------------
Value Equity Fund        ABSBC Employer Asset Plan
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          674,343.253         9
--------------------------------------------------------------------------------
Value Equity Fund        ABSBC Fixed Benefit Plan
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          667,524.766         9
--------------------------------------------------------------------------------
Growth Equity Fund       ABSBC CAP
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         3,039,483.889       35
--------------------------------------------------------------------------------
Growth Equity Fund       ABSBC Growth & Income Fund I
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         1,775,813.297       20
--------------------------------------------------------------------------------
Growth Equity Fund       ABSBC Capital Opportunities
(Institutional Class)    Fund I
                         PO BOX 2190
                         Dallas, Texas 75221-2190         1,525,162.832       17
--------------------------------------------------------------------------------
Growth Equity Fund       ABSBC Global Equity Fund I
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          925,071.050        11
--------------------------------------------------------------------------------
Growth Equity Fund       ABSBC Fixed Benefit Plan
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          622,406.639         7
--------------------------------------------------------------------------------
Growth Equity Fund       ABSBC Employer Asset Plan
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          553,950.275         6
--------------------------------------------------------------------------------
Small Cap Equity Fund    ABSBC CAP
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         1,393,880.042       64
--------------------------------------------------------------------------------
Small Cap Equity Fund    ABSBC Growth & Income Fund I
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          233,786.403        11
--------------------------------------------------------------------------------
Small Cap Equity Fund    ABSBC Capital Opportunities
(Institutional Class)    Fund I
                         PO BOX 2190
                         Dallas, Texas 75221-2190          203,763.292         9
--------------------------------------------------------------------------------
Small Cap Equity Fund    ABSBC Global Equity Fund I
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          129,752.669         6
--------------------------------------------------------------------------------
Small Cap Equity Fund    ABSBC Fixed Benefit Plan
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190          104,396.329         5
--------------------------------------------------------------------------------
International Equity     ABSBC Growth & Income Fund I
Fund                     PO BOX 2190
(Institutional Class)    Dallas, Texas 75221-2190         1,324,182.436       29
--------------------------------------------------------------------------------

                                                           NUMBER AND PERCENTAGE
                                                           OF SHARES OWNED AS OF
                                                                   JUNE 15, 2004

                                                             *(PERCENTAGE OF
                                                            SHARES OWNED ROUNDED
                                 SHAREHOLDER NAME           TO THE NEAREST WHOLE
NAME OF FUND (CLASS)               AND ADDRESS                  PERCENTAGE)
--------------------------------------------------------------------------------
International Equity     ABSBC Capital Opportunities
Fund                     Fund I
(Institutional Class)    PO BOX 2190
                         Dallas, Texas 75221-2190         1,069,493.999       24
--------------------------------------------------------------------------------
International Equity     ABSBC CAP
Fund                     PO BOX 2190
(Institutional Class)    Dallas, Texas 75221-2190          678,813.016        15
--------------------------------------------------------------------------------
International Equity     ABSBC Fixed Benefit Plan
Fund                     PO BOX 2190
(Institutional Class)    Dallas, Texas 75221-2190          666,369.421        15
--------------------------------------------------------------------------------
International Equity     ABSBC Global Equity Fund I        634,943.176        14
Fund                     PO BOX 2190
(Institutional Class)    Dallas, Texas 75221-2190